SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, for use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Materials Pursuant to 240. 14a-11( c ) or 240. 14a-12.

                               MILLENIA HOPE INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rue 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount previously Paid

      2.    Form, Schedule or Registration Statement No.:

      3.    Filing Party:

      4.    Date Filed


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                               MILLENIA HOPE INC.
                       4055 St. Catherine West, suite 151
                            Montreal, Quebec H3Z 3J8
                                Tel: 514-846-5757
                                Fax: 514-935-9758

TO THE STOCKHOLDERS OF MILLENIA HOPE INC.

Notice is hereby given that Millenia Hope Inc., a Delaware corporation (the "Company") will hold its annual Meeting of Stockholders on July 15, 2004 at 10:00 a.m. at the Hilton Wilmington Christiana, located at 100 Continental Drive in Newark, Delaware, 19713, USA. The annual meeting is being held for the following purposes:

1. The election of the nominated slate of directors (see page 8);

2. The approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 70,000,000 to 180,000,000 shares (see page 13);

3. The approval of an amendment to the Company's Certificate of Incorporation authorizing 50,000,000 shares of blank check preferred stock (see page 15);

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof;

The Board of Directors has fixed the close of business on June 25, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's shares of common stock on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarizes each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF


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RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU
ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS


                                                              /S/ LEONARD STELLA
                                                              ------------------

                                         LEONARD STELLA, CHIEF EXECUTIVE OFFICER
                                                            DATED; June 15, 2004

                                 PROXY STATEMENT

                                  June 15, 2004

This proxy statement contains information related to certain corporate actions of Millenia Hope Inc., a Delaware corporation (the "Company").

                            ABOUT THE PROXY STATEMENT

WHAT IS THE PURPOSE OF THE PROXY STATEMENT?

This information statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the record date of corporate action to be taken pursuant to the affirmative vote of the majority of common stock outstanding at the record date. Pursuant to the acceptance by the shareholders of the majority of the common shares outstanding and in the case of the election of directors the plurality of the shares present at the meeting, the company is expected to act upon certain corporate matters outlined in this information statement, which action is expected to take place by the end of July 2004, consisting of (1) the election of directors; (2) the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 180,000,000 shares; and (3) the approval of an amendment to the Company's Certificate of Incorporation authorizing 50,000,000 shares of blank check preferred stock.

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 15, 2004 at 10:000 a.m. or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about July 4, 2004 to all


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stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Hilton Wilmington Christina located at 100 Continental Dr. in Newark, Delaware 9713 USA.

WHO IS ENTITLED TO NOTICE AND TO VOTE?

Each outstanding share of common stock as of record on the close of business on the record date, June 25, 2004, will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one
(1) vote on each matter properly brought before the Annual Meeting.

In order to carry on the business of the Annual Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 50.1% of our issued and outstanding shares of stock, entitled to vote present in person or by proxy and entitled to vote, constitute a quorum.

PROXY CARD AND REVOCATION OF PROXY

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favour of Proposal 1, 2, and 3 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at our offices, 4055 St. Catherine St. West, Suite 151, Montreal, Quebec, Canada H3Z 3J8, at any time up to and including the last business day preceding the day of the annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

COUNTING OF VOTES

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for


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a beneficial owner does not vote on a particular proposal because the nominee does not have a discretionary authority or does not have instructions from the beneficial owner.

SOLICITATION OF PROXIES

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the common Stock in their names that are beneficially owned by others to forward to theses beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail, or personal solicitation by our directors, officers or other regular employees. No additional compensations will be paid to directors, officers or other regular employees for such services.

DISSENTING STOCKHOLDER RIGHTS

Dissenting Stockholders have no appraisal rights under Delaware law or under our Articles of Incorporation or Bylaws in connection with the matters to be voted on at the Annual Meeting.

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE ON?

o     The election of the nominated slate of directors (see page 8);

o The approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 70,000,000 to 180,000,000 shares (see page 13);

o The approval of an amendment to the Company's Certificate of Incorporation authorizing 50,000,000 shares of blank check preferred stock (see page
      15).

o Any other business as may properly come before the meeting or any adjournment or postponement thereof.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

ELECTION OF DIRECTORS.

For the election of directors, the affirmative vote of a plurality of the votes of the shares present at the meeting.

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

For the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 70,000,000 to 180,000,000, the affirmative vote of a majority of the shares of common stock outstanding on the record date, or 30,193,820, will be required for approval.


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

AUTHORIZED SHARES OF PREFERRED STOCK.

For the approval of an amendment to the Company's Certificate of Incorporation to authorize 50,000,000 shares of preferred stock, par value $0.0001 per share, the affirmative vote of a majority of the shares of common stock outstanding on the record date, or 30,193,820, will be required for approval.

As of June 25, 2004, other than the persons identified below, no person owned beneficially more than five percent (5%) of the Company's common stock. There are no other classes or series of capital stock outstanding. As of June 25, 2004, the Company had 60,387,639 shares of common stock outstanding.

                                                 COMMON STOCK BENEFICIALLY OWNED
NAME/ADDRESS                                     NUMBER OF SHARES     PERCENT(1)

Sword Comp Soft Corp.                            5,000,000            8.3%
Claude Villeneuve                                4,644,156(1)         7.3%

(1) Consists entirely of warrants exercisable @ $1 - currently out of the money.

DIRECTORS AND EXECUTIVE OFFICERS

The following table presents certain information regarding the beneficial ownership of all shares of common stock at June 25, 2004 for each executive officer and director of the Company. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of June 25, 2004, the Company had 60,387,639 shares of common stock outstanding.

                                                 COMMON STOCK BENEFICIALLY OWNED
NAME AND ADDRESS                                    NUMBER             PERCENT

Leonard Stella(1)                                   4,710,000          7.8%
Yehuda Kops(1)                                      2,580,000          4.3%
Raymond Roy(1)                                        500,000          0.8%

(1) All use the Company's address

All Officers and Directors as a Group               7,790,000         12.9%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of reports filed with the Company, Leonard Stella, Yehuda Kops and Raymond Roy did not file a report on time regarding a transaction in the Company's securities required to be filed for the fiscal year 2003 by Section 16(a) under the Securities Exchange Act of 1934. Though the required report was not filed timely, it was subsequently filed, accordingly, there is no failure to file the required reports. We are not aware of any other instances for the


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

most recent fiscal year when an executive officer, director or owner of more than ten percent (10%) of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.


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PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

The Board of Directors of the Company currently consists of seven seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified. At present, the Company's bylaws require no fewer than one director. Upon the election of the nominated slate of directors, there will be one vacancy on the Board of Directors. The company currently has no plans to fill this vacancy.

The Company does not have a nominating committee. The Board of Directors has nominated George Tsoukas, Leonard Stella, Yehuda Kops, Hugo Valente, Raymond Roy and Thomas Treichler for election as directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.

Dr. George Tsoukas, Age 67.

Bachelor of Science in Biochemistry from McGill University and received his Medical degree from McGill in 1968. In 1975 he was granted a specialization in Internal Medicine and Endocrinology from the same institution. For over 10 years, he has been an Associate Physician at the McGill University Medical Center and is currently conducting clinical research on bone diseases. Dr. Tsoukas was also the chief examiner for the Quebec College of Endocrinologists from 1980 - 1986. Dr. Tsoukas is an educator who, over the past decade, has produced medical CD-ROMs and hosted a TV program explaining medical conditions. He has also lectured to other doctors on behalf of major pharmaceutical companies.

Appointed to the Board on April 19, 2000.

Mr. Leonard Stella, Age 42.

Mr. Stella has a Bachelor of Arts from McGill University, and received his Graduate Diploma in Administration from Concordia University in 1986. In 1987 Mr. Stella founded and operated a residential and commercial property developer, Dominion Certified Development. In 1991, he founded Trans-Immobilia, a residential property company that he continues to run. In 1998 he became one of the founding partners and is now the Chief Executive Officer of Millenia Hope.

Elected to the Board on December 27, 1997.

Mr. Yehuda Kops, Age 49.

Bachelor of Commerce (distinction) - McGill University (1974), Diploma in Management McGill (1976). In 1976 he received his Chartered Accountancy degree from the Order of Chartered Accountants of Canada. From 1978 until 1999, Mr. Kops practised in public accounting, running his own firm specializing in accounting and finance, for small and medium sized enterprises. In 1999 he joined Millenia as their chief internal accountant and has since become Chief Operating Officer. Mr. Kops has expertise in financial analysis, due diligence and compliance work. To Millenia he brings a broad knowledge of its overall operations and an ability to assimilate the fiscal and operational situation, as well as his experience in dealing with the SEC, external auditors and corporate counsel.

Appointed to the Board on March 25, 2003.


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Hugo Valente, Age 55.

After completing his Bachelor of Commerce degree (1971) from Concordia University, he attended McGill University and attained his CA degree (1974). He was an auditor with a Big 8 accounting firm and from 1981-2003 worked in a senior executive capacity for companies in the financial services industry. Mr. Valente has successfully built a number of companies in Canada to be leaders in their market sectors and created substantial value for shareholders. Mr. Valente brings to Millenia a wealth of experience in systems, controls, corporate finance, management, contract negotiations and corporate compliance. Mr. Valente will be Millenia's Chief Compliance Officer. Appointed to the Board on March 15, 2004.

Mr. Raymond Roy, Age 53.

After completing his studies in accounting and finance in 1974, Mr. Roy received his Canadian Securities License in 1975, Mr. Roy has worked in the financial industry, from 1971-1994, as a senior trader and department head for various Banks and Investment Dealers. Since 1995, Mr. Roy has been self-employed as a trader in the financial derivatives markets for the Montreal Stock Exchange and as a consultant to Millenia Hope. Mr. Roy brings his solid experience in the many aspects of the industry, sales, trading, corporate finance, marketing, portfolio management and restructuring of operations to Millenia Hope. Appointed to the Board on July 30, 2003.

Dr. Thomas P. Treichler Age 59.

Holder of a Doctorate in Japanese Law from Zurich University, was educated in Switzerland and Japan. His many years of wide ranging experience in the United States, Asia, Australia and Europe have encompassed corporate finance, corporate governance, and investment banking and venture capital investment. His career began in 1969 with the Union Bank of Switzerland in Tokyo and Zurich and in London with J. Henry Schroder Wagg. In 1976 he co-founded Fidenas Corporation, a New York based investment banking and finance firm. Dr. Treichler is also the founder and chief executive officer of Orient Financial Corporation, a San Francisco based investment banking and corporate advisory firm, whose clientele includes emerging companies in the biomedical and technology fields. Appointed to the Board on November 3, 2003.

MEETINGS

During the Company's fiscal year ending November 30, 2003, the Board of Directors met on 11 occasions. All the directors, who were a part of the Board of Directors during the fiscal year, attended at least 75% of the total number of meetings of the Board, during their tenure, with the exception of George Tsoukas who attended 55% and Thomas Treichler of New York who was unable to attend any meetings.

None of the directors or officers are an adverse party to any proceeding in connection with Millenia Hope Inc.


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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading "Executive Compensation" there are no material transactions with any of our directors, officers or control persons that have occurred during the last fiscal year.

COMPENSATION OF DIRECTORS

The Board of Directors has not received compensation for acting as a director

EXECUTIVE COMPENSATION

The following table shows all the cash compensation paid by the Company, as well as certain other compensation paid or accrued, during the fiscal years ended November 30, 2003, to the Company's named executive officers. No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the chart below, were paid to any executive officer during these fiscal years.

                                                                    Other Annual
Name and Principle                                  Salary          Compensation
Position                              Year             $                  $
------------------                    ----          ------          ------------

Leonard Stella                        2003            $ 0            $235,000(1)
Chief Executive Officer               2002            $ 0            $      0
                                      2001            $ 0            $      0

Yehuda Kops                           2003            $ 0            $125,000(2)
Chief Operating Officer               2002            $ 0            $      0
                                      2001            $ 0            $      0

(1)   Mr. Stella was granted 4,700,000 common shares of Millenia Hope.

(2)   Mr. Kops was granted 2,500,000 common shares of Millenia Hope.

COMMITTEES OF THE BOARD OF DIRECTORS

We do not currently have a Nominating, Audit or Compensation Committee. The Board does not believe that it is necessary to have a Nominating Committee because it believes that the functions of a Nominating Committee can be adequately performed by its Board of Directors.

NOMINATING COMMITTEE

The Company does not have a separately designated standing nominating committee or a committee performing similar functions. The entire Board of Directors of the Company acts as


                                 Page 10 of 19
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the nominating committee and selects candidates to stand for election as members of the Board of Directors.

The Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrates an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct. The Committee also examines a candidate's specific experiences and skills, time availability, potential conflicts of interest and independence from management and the Company. Candidates may be identified through various means including by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above, by the retention of third party consultants to assist in this process, and by considering director candidates recommended by shareholders although no formal procedures for submitting names of candidates has been adopted. In considering candidates, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also take into consideration other factors it determines to be relevant, such as the number of shares held by a recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include the name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership, and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected and nominated. The shareholder recommendation and information must be sent to Millenia Hope Inc., 4055 St. Catherine St. West, Suite 151, Montreal, Quebec, Canada, H3Z 3J8. Once a potential candidate has been identified, the Committee may collect and review information regarding the candidate to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, personal contact with the candidate may be made and further review of the candidate's accomplishments, qualifications and willingness to serve may be undertaken and compared to other candidates. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration other factors, such as the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Shareholder Communications with Directors

The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them in care of the Chief Operating Officer. Stockholders can send communications by e-mail to ykops@milleniahope.com, or by fax to (514) 935-9758 or by mail to Millenia Hope Inc., 4055 St. Catherine St. West, Suite 151, Montreal, Quebec, Canada, H3Z 3J8. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed the COO to forward such correspondence only to the intended recipients; however, the Board has also instructed the COO, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise


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inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.


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PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Company's Board of Directors proposes an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, from 70,000,000 to 180,000,000 shares.

There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

o     The ability to raise capital by issuing capital stock.

o The ability to fulfil our Company's obligations by having capital stock available upon the exercise or conversion of outstanding options, warrants and convertible debentures.

The disadvantages include:

o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

o The iapproval of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

The amendment to the Company's Certificate of Incorporation provides for the authorization of 110,000,000 additional shares of our Company's common stock. As of June 25, 2004, 60,387,639 shares of the Company's common stock were issued and outstanding.

The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that the first paragraph of Article IV of the Certificate of Incorporation shall be as follows:

"The total number of shares of common stock which this corporation is authorized to issue is: One Hundred and Eighty Million (180,000,000) shares with a par value of ($0.0001) per share."

The Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Company does not have any current arrangement or commitment for financing or acquisitions. Having such additional authorized shares of common stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

DESCRIPTION OF SECURITIES COMMON STOCK

The current authorized capital stock of the Company consists of 70,000,000 shares of common stock, par value $0.0001 per share. As of June 25, 2004, the Company had 60,387,639 shares of common stock issued and outstanding. Each share of the Company's common stock entitles the holder to one vote on each matter submitted to a vote of shareholders, including the election of directors. There is no cumulative voting. The holders of the Company's common stock are entitled to receive rateably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefore. Holders of the Company's common stock have no pre-emptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the Company's common stock. In the event of liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share rateably in all assets remaining after payment of liabilities. Additional information can be found in our Certificate of Incorporation and our Bylaws, which were filed as exhibits to our registration statement on Form 10-SB 12G filed with the SEC on July 20, 2000. .

OPTIONS, WARRANTS, OTHER CONVERTIBLE SECURITIES

OPTIONS

There are no outstanding options.

WARRANTS

The Company issued 4,644,156 warrants. Each warrant entitles the holder to purchase one share of common stock at an exercise price of $ 1.00. The warrants are subject to adjustment and expire on November 2005.


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PROPOSAL 3 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Company's Board of Directors proposes an amendment to the Company's Certificate of Incorporation to authorize 50,000,000 shares of blank check preferred stock, par value $0.0001 per share.

There are certain advantages and disadvantages of voting for an increase in the Company's authorized preferred stock. The advantages include:

o     The ability to raise capital by issuing capital stock.

o The ability to fulfil our Company's obligations by having capital stock available upon the exercise or conversion of outstanding options, warrants and convertible debentures.

The disadvantages include:

o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

o The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that the second paragraph of Article IV of the Certificate of Incorporation shall be as follows:

"The total number of shares of preferred stock which this corporation is authorized to issue is: Fifty Million (50,000,000) shares with a par value of ($0.0001) per share. The preferred stock may be issued in one or more series, from time to time, with each such series to have such designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors, subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board of Directors being hereby expressly vested with authority to adopt any such resolution or resolutions."

The Company's Board of Directors believes that it is desirable to have authorized shares of preferred stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. The Company does not have any current arrangement or commitment for financing or acquisitions. Having such authorized shares of preferred stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

TRANSFER AGENT

TRANSFER AGENT AND REGISTRAR

The Company's transfer agent is Intercontinental Registrar & Transfer Agency Inc., 900 Buchanan, P.O. Box 62405, Boulder City, Nevada 89005.

Its telephone number is (702) 293-6717.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE CERTIFICATE OF INCORPORATION

AUTHORIZED AND UNISSUED STOCK

Authorized but unissued shares of common stock and preferred stock, if approved, would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

INDEPENDENT ACCOUNTANTS

The firm of Richler and Tabac Chartered Accountant served as our Company's independent accountants for the fiscal year ended November 30, 2003 in connection with the audit. The auditors will not be attending the meeting nor making any statement.

AUDIT FEES

The aggregate fees billed for professional services rendered was $7,000 for the audit of the Company's annual financial statements for the year ended November 30, 2003.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended November 30, 2003.

ALL OTHER FEES

Other than the services described above under the captions "Audit Fees," the aggregate fees billed for services rendered by the principal accountant was $0 for the year ended November 30, 2003.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

Proposals which stockholders intended to present at the 2005 Annual Meeting of Stockholders must be received by the Company by March 17, 2005 to be eligible for inclusion in the proxy material for that meeting.

INCORPORATION BY REFERENCE

Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended November 30, 2003.

AVAILABILITY OF FORM 10-KSB

A copy of our annual Report on Form 10-KSB for the fiscal year ended November 30, 2003, which has been filed with the Securities and Exchange Commission, including the financial statements, will be provided without charge to any Stockholder or beneficial owner of our Common Stock upon written request to Yehuda Kops, Chief Operating Officer, 4055 St. Catherine West, Suite 151, Montreal, Quebec, H3Z 3J8, Canada.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consolidation at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS


                                                              /s/ Leonard Stella
                                                              ------------------
                                                                  Leonard Stella
                                                         Chief Executive Officer

Montreal, Quebec
June 15, 2004

                            ANNUAL GENERAL MEETING OF
                       MILLENIA HOPE INC. (THE "COMPANY")
                To Be Held At: The Hilton Wilmington Christiana,
         Located at 100 Continental Drive in Newark, Delaware, 19713 USA
                         on July 15, 2004 at 10:00 a.m.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, as a Stockholder of Millenia Hope Inc. (the "Company"), hereby appoints Leonard Stella and Raymond Roy or any one of them, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held, and any adjournment thereof, and hereby authorizes them to vote, as designated below, the number of shares which undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated June 2004.

1.    ELECTION OF DIRECTORS:

|_|   FOR all nominees listed below (except as marked to the contrary below)

|_|   WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES:

|_|   George Tsoukas         |_|   Leonard Stella         |_|   Thomas Treichler

|_|   Yehuda Kops            |_|   Hugo Valente           |_|   Raymond Roy


(INSTRUCTIONS: To withhold authority to vote for any of the individual nominees, PRINT that nominee's name on the line below)


--------------------------------------------------------------------------------

2. The approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 70,000,000 to 180,000,000 shares

|_|   FOR                    |_|   AGAINST                |_|   ABSTAIN

3. The approval of an amendment to the Company's Certificate of Incorporation authorizing the issuance of 50,000,000 shares of preferred stock

|_|   FOR                    |_|   AGAINST                |_|   ABSTAIN

4. IN THE DISCRETION OF SUCH PROXIES UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.


THIS PROXY, WHEN PROPERLY EXECUTED,                   Dated:_______________,2004
WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER.                __________________________
IF NO DIRECTION IS MADE, THIS PROXY                       Name (please print)
WILL BE VOTED FOR ITEMS (1), (2), (3) AND
(4).
                                                      _________________________
                                                          Signature
                                                          *

      This proxy is revocable and the             *note: Please sign exactly
      undersigned reserves the right              as the name(s) appear on
      to attend the meeting and vote              your Stock Certificate.
      in person.  The undersigned                 When Attorney, executor,
      hereby revokes any proxy heretofore         administrator, trustee,
      given in respect of the shares of           or guardian, please give
      the company.                                full title as such.  If more
                                                  than one name is shown, as in
                                                  the case of joint tenancy,
                                                  each party should sign.

THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.

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